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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Registration Statement on Form S-1 (File
No. 333-     ) of our report dated November 3, 1997, on our audits of the financial statements of Inktomi Corporation. We also consent to the references to our firm under the captions "Experts" and "Selected Financial Data."

                                                       COOPERS & LYBRAND L.L.P.

San Jose, California
April 15, 1998